IMPORTANT NOTICE TO SHAREHOLDERS

MUTUAL FUND SERIES TRUST

Catalyst Nasdaq-100 Hedged Equity Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX

(the “Fund”)

September 1, 2026

This information supplements certain disclosures contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2025, as supplemented.

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Effective on or about November 1, 2026, the following changes will take effect:

1)	The Fund’s name will change to “Catalyst Nasdaq-100 Hedged Income Fund.”

2)	The Fund’s investment objective will change as follows:

•	Current Objective: The Fund’s investment objective is long-term capital appreciation.
•	New Objective: The Fund’s investment objective is total return.

3)	The Fund’s 80% policy will change as follows:

•	Current 80% Policy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities that constitute the NASDAQ-100 Index® (“NDX”). For the purpose of this 80% policy, equity securities that constitute the NDX include the common stock of companies comprising the NDX; exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) that track the NDX; and futures contracts and options on futures contracts on the NDX. The Fund considers its investment in derivatives when determining its compliance with this policy.

•	New 80% Policy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivative instruments that provide exposure to the NASDAQ-100 Index® (“NDX”). The Fund may obtain its NDX exposure through: (i) direct holdings of common stocks comprising the NDX (using a replication or near-replication methodology); (ii) exchange traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) that track the NDX; and (iii) long options, call spreads, or option combinations on the NDX and/or CME E-mini Nasdaq-100 futures contracts (including long-dated options with maturities up to one year or more) to capture equity upside and long market exposure.

The changes to the Fund’s name, investment objective and 80% policy are related to planned changes to the Fund’s investment strategy. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information, each to be dated on or about November 1, 2026.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2025, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.